Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2017

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of October 25, 2017, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Third-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2017

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2017	5
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2017	6
CFC Insurance Subsidiaries – Selected Balance Sheet Data	7

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	8
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	9
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	10
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	11
Direct Written Premiums by Risk State by Line of Business	12
Quarterly Property Casualty Data – Commercial Lines	13
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	14
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2017	15
Loss and Loss Expense Analysis – Three Months Ended September 30, 2017	16

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	17
Quarterly Property Casualty Data – Commercial Lines	18
Quarterly Property Casualty Data – Personal Lines	19
Quarterly Property Casualty Data – Excess & Surplus Lines	20

Life Insurance Operations
Statutory Statements of Income	21

CINF Third-Quarter 2017 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus net realized investment gains, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Third-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Third Quarter 2017
(all data shown is for the three months ended or as of September 30, 2017)

(Dollars in millions except per share data)	9/30/2017	Year over year change %			9/30/2017	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$778	0		Commercial lines loss and loss expenses	$501	10
Personal lines net written premiums	355	8		Personal lines loss and loss expenses	233	7
Excess & surplus lines net written premiums	51	6		Excess & surplus lines loss and loss expenses	24	60
Cincinnati Re net written premiums	24	14		Cincinnati Re loss and loss expenses	57	nm
Property casualty net written premiums	$1,208	3		Life and health contract holders' benefits incurred	59	(6)
Life and accident and health net written premiums	$63	11		Underwriting, acquisition and insurance expenses	393	3
Annuity net written premiums	6	(38)		Interest expenses	13	0
Life, annuity and accident and health net written premiums	$69	3		Other operating expenses	3	0
Commercial lines net earned premiums	$792	2		Total benefits & expenses	$1,283	12
Personal lines net earned premiums	314	7		Income before income taxes	129	(49)
Excess & surplus lines net earned premiums	53	10		Total income tax	27	(63)
Cincinnati Re net earned premiums	32	146
Property casualty net earned premiums	$1,191	5		Balance Sheet:
Life and accident and health net earned premiums	56	(3)
Investment income	153	3		Fixed maturity investments	$10,540
Realized investment gains and losses, net	7	nm		Equity securities	6,025
Fee revenue	3	(40)		Other investments	99
Other revenue	2	0		Total invested assets	$16,664
Total revenues	1,412	1
				Loss and loss expense reserves	$5,350
				Life policy and investment contract reserves	2,716
				Long-term debt and capital lease obligations	826
Income:				Shareholders' equity	7,523
Net income	$102	(43)
Realized investment gains and losses, net	7	(88)		Key ratios:
Income tax on realized investment gains	(2)	89
Realized investment gains and losses, after tax	5	(86)		Commercial lines GAAP combined ratio	95.2%
Operating income	97	(32)		Personal lines GAAP combined ratio	103.1
				Excess & surplus lines GAAP combined ratio	74.8
				Cincinnati Re GAAP combined ratio	207.4
Per share (diluted):				Property casualty GAAP combined ratio	99.3

Net income	$0.61	(44)		Commercial lines STAT combined ratio	95.8%
Realized investment gains and losses, net	0.04	(88)		Personal lines STAT combined ratio	100.9
Income tax on realized investment gains	(0.01)	92		Excess & surplus lines STAT combined ratio	77.4
Realized investment gains and losses, after tax	0.03	(86)		Cincinnati Re STAT combined ratio	208.0
Operating income	0.58	(33)		Property casualty STAT combined ratio	99.1
Book value	45.86	6
Weighted average shares outstanding	165.9	(1)		Value creation ratio	3.1%

CINF Third-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2017

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$3,646	$—	$—	$—	$3,646
Life	—	—	223	—	—	223
Premiums ceded	—	(123)	(50)	—	—	(173)
Total earned premium	—	3,523	173	—	—	3,696
Investment income, net of expenses	43	293	117	—	—	453
Realized investment gains, net	51	100	4	—	1	156
Fee revenues	—	8	4	—	—	12
Other revenues	11	1	—	3	(11)	4
Total revenues	$105	$3,925	$298	$3	$(10)	$4,321

Benefits & expenses
Losses & contract holders' benefits	$—	$2,415	$236	$—	$—	$2,651
Reinsurance recoveries	—	(18)	(52)	—	—	(70)
Underwriting, acquisition and insurance expenses	—	1,094	63	—	—	1,157
Interest expense	39	—	—	—	—	39
Other operating expenses	21	—	—	1	(11)	11
Total expenses	$60	$3,491	$247	$1	$(11)	$3,788

Income before income taxes	$45	$434	$51	$2	$1	$533

Provision (benefit) for income taxes
Current operating income	$(15)	$57	$—	$1	$—	$43
Capital gains/losses	18	35	2	—	—	55
Deferred	3	13	16	—	—	32
Total provision for income taxes	$6	$105	$18	$1	$—	$130

Net income - current year	$39	$329	$33	$1	$1	$403

Net income - prior year	$29	$427	$32	$2	$1	$491
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2017

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,234	$—	$—	$—	$1,234
Life	—	—	72	—	—	72
Premiums ceded	—	(43)	(16)	—	—	(59)
Total earned premium	—	1,191	56	—	—	1,247
Investment income, net of expenses	14	100	39	—	—	153
Realized investment gains, net	4	2	1	—	—	7
Fee revenues	—	2	1	—	—	3
Other revenues	4	—	—	1	(3)	2
Total revenues	$22	$1,295	$97	$1	$(3)	$1,412

Benefits & expenses
Losses & contract holders' benefits	$—	$822	$73	$—	$—	$895
Reinsurance recoveries	—	(7)	(14)	—	—	(21)
Underwriting, acquisition and insurance expenses	—	367	26	—	—	393
Interest expense	13	—	—	—	—	13
Other operating expenses	6	—	—	—	(3)	3
Total expenses	$19	$1,182	$85	$—	$(3)	$1,283

Income before income taxes	$3	$113	$12	$1	$—	$129

Provision (benefit) for income taxes
Current operating income	$(7)	$30	$—	$1	$—	$24
Capital gains/losses	2	—	1	—	—	3
Deferred	3	(6)	3	—	—	—
Total provision (benefit) for income taxes	$(2)	$24	$4	$1	$—	$27

Net income - current year	$5	$89	$8	$—	$—	$102

Net income - prior year	$15	$153	$10	$1	$1	$180
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Cincinnati Insurance Consolidated
Fixed maturities (fair value)		$7,082	$7,041	$6,866	$6,715	$6,843	$6,758	$6,607
Equities (fair value)		3,792	3,658	3,592	3,474	3,474	3,443	3,222
Fixed maturities - pretax net unrealized gain		255	247	188	163	384	414	301
Equities - pretax net unrealized gain		1,805	1,713	1,615	1,577	1,438	1,395	1,302
Loss and loss expense reserves - Statutory		5,025	4,935	4,836	4,742	4,639	4,611	4,480
Shareholders' equity - GAAP		6,041	5,979	5,870	5,746	5,926	5,848	5,655
Policyholders' surplus - Statutory		4,846	4,790	4,763	4,686	4,679	4,600	4,534

The Cincinnati Life Insurance Company
Fixed maturities (fair value)		$3,413	$3,409	$3,381	$3,316	$3,354	$3,320	$3,215
Equities (fair value)		9	9	9	9	9	9	9
Fixed maturities - pretax net unrealized gain		148	145	127	107	196	186	124
Equities - pretax net unrealized gain		4	4	4	4	4	4	4
Shareholders' equity - GAAP		991	981	958	939	979	962	911
Policyholders' surplus - Statutory		210	202	199	200	202	205	207

CINF Third-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2017	2016	Change	% Change	2017	2016	Change	% Change
Underwriting income
Net premiums written	$1,208	$1,175	$33	3	$3,710	$3,516	$194	6
Unearned premiums increase	17	42	(25)	(60)	187	173	14	8
Earned premiums	$1,191	$1,133	$58	5	$3,523	$3,343	$180	5

Losses incurred	$679	$571	$108	19	$1,994	$1,777	$217	12
Defense and cost containment expenses incurred	62	54	8	15	198	138	60	43
Adjusting and other expenses incurred	74	65	9	14	205	195	10	5
Other underwriting expenses incurred	368	359	9	3	1,112	1,051	61	6
Workers compensation dividend incurred	3	5	(2)	(40)	10	12	(2)	(17)
Total underwriting deductions	$1,186	$1,054	$132	13	$3,519	$3,173	$346	11

Net underwriting profit	$5	$79	$(74)	(94)	$4	$170	$(166)	(98)

Investment income
Gross investment income earned	$101	$98	$3	3	$299	$292	$7	2
Net investment income earned	100	96	4	4	295	287	8	3
Net realized capital gains and losses, net	—	22	(22)	nm	79	81	(2)	(2)
Net investment gains (net of tax)	$100	$118	$(18)	(15)	$374	$368	$6	2

Other income	$2	$2	$—	—	$7	$5	$2	40

Net income before federal income taxes	$107	$199	$(92)	(46)	$385	$543	$(158)	(29)
Federal and foreign income taxes incurred	$28	$52	$(24)	(46)	$71	$140	$(69)	(49)
Net income (statutory)	$79	$147	$(68)	(46)	$314	$403	$(89)	(22)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year losses greater than $5 million		$6	$—	$28	$(7)	$10	$23	$—	$28	$23	$34	$33		$26
Current accident year losses $1 million - $5 million		75	48	29	63	46	34	42	77	76	152	122		185
Large loss prior accident year reserve development		4	21	17	(10)	1	3	—	38	3	42	4		(6)
Total large losses incurred		$85	$69	$74	$46	$57	$60	$42	$143	$102	$228	$159		$205
Losses incurred but not reported		(9)	(1)	4	64	(7)	34	73	3	107	(6)	100		164
Other losses excluding catastrophe losses		499	487	467	430	467	399	402	954	801	1,453	1,269		1,699
Catastrophe losses		104	112	103	78	53	163	33	215	196	319	249		327
Total losses incurred		$679	$667	$648	$618	$570	$656	$550	$1,315	$1,206	$1,994	$1,777		$2,395
Commercial Lines
Current accident year losses greater than $5 million		$6	$—	$28	$(7)	$10	$23	$—	$28	$23	$34	$33		$26
Current accident year losses $1 million - $5 million		56	33	26	59	34	33	36	59	69	115	103		162
Large loss prior accident year reserve development		1	19	17	(6)	5	4	(1)	36	3	37	8		2
Total large losses incurred		$63	$52	$71	$46	$49	$60	$35	$123	$95	$186	$144		$190
Losses incurred but not reported		1	21	(5)	55	4	2	64	16	66	17	70		125
Other losses excluding catastrophe losses		313	292	306	269	287	244	255	598	499	911	786		1,055
Catastrophe losses		27	64	58	35	28	126	25	122	151	149	179		214
Total losses incurred		$404	$429	$430	$405	$368	$432	$379	$859	$811	$1,263	$1,179		$1,584
Personal Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1 million - $5 million		19	15	3	3	10	—	6	18	6	37	16		19
Large loss prior accident year reserve development		3	1	—	(3)	(3)	(2)	1	1	(1)	4	(4)		(7)
Total large losses incurred		$22	$16	$3	$—	$7	$(2)	$7	$19	$5	$41	$12		$12
Losses incurred but not reported		(17)	(12)	10	10	(9)	23	11	(2)	34	(19)	25		35
Other losses excluding catastrophe losses		164	164	144	150	168	141	133	308	274	472	442		592
Catastrophe losses		34	47	46	39	25	35	8	93	43	127	68		107
Total losses incurred		$203	$215	$203	$199	$191	$197	$159	$418	$356	$621	$547		$746
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1 million - $5 million		—	—	—	—	2	1	—	—	1	—	3		3
Large loss prior accident year reserve development		—	1	—	—	(1)	1	—	1	1	1	—		—
Total large losses incurred		$—	$1	$—	$—	$1	$2	$—	$1	$2	$1	$3		$3
Losses incurred but not reported		7	(10)	(1)	—	(2)	9	(2)	(11)	7	(4)	5		5
Other losses excluding catastrophe losses		8	19	8	6	11	5	9	27	14	35	25		31
Catastrophe losses		1	1	—	1	—	2	—	1	2	2	2		3
Total losses incurred		$16	$11	$7	$7	$10	$18	$7	$18	$25	$34	$35		$42

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF Third-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year losses greater than $5 million		0.5%	—%	2.4%	(0.6)%	0.9%	2.0%	—%	1.2%	1.0%	1.0%	1.0%		0.6%
Current accident year losses $1 million - $5 million		6.4	4.1	2.5	5.6	4.1	3.1	3.8	3.3	3.5	4.3	3.6		4.1
Large loss prior accident year reserve development		0.3	1.8	1.5	(0.9)	0.2	0.3	—	1.6	0.1	1.2	0.1		(0.1)
Total large loss ratio		7.2%	5.9%	6.4%	4.1%	5.2%	5.4%	3.8%	6.1%	4.6%	6.5%	4.7%		4.6%
Losses incurred but not reported		(0.7)	(0.1)	0.4	5.7	(0.7)	3.1	6.6	0.1	4.8	(0.2)	3.0		3.7
Other losses excluding catastrophe losses		41.7	41.3	40.5	37.5	41.3	35.7	36.8	40.9	36.2	41.2	38.1		37.8
Catastrophe losses		8.8	9.4	9.0	6.9	4.7	14.6	3.0	9.3	8.9	9.1	7.4		7.3
Total loss ratio		57.0%	56.5%	56.3%	54.2%	50.5%	58.8%	50.2%	56.4%	54.5%	56.6%	53.2%		53.4%
Commercial Lines
Current accident year losses greater than $5 million		0.8%	—%	3.6%	(0.9)%	1.3%	2.9%	—%	1.8%	1.5%	1.5%	1.4%		0.8%
Current accident year losses $1 million - $5 million		7.2	4.2	3.3	7.7	4.4	4.2	4.8	3.7	4.5	4.8	4.4		5.3
Large loss prior accident year reserve development		0.1	2.3	2.2	(0.8)	0.8	0.6	(0.2)	2.3	0.2	1.6	0.4		0.1
Total large loss ratio		8.1%	6.5%	9.1%	6.0%	6.5%	7.7%	4.6%	7.8%	6.2%	7.9%	6.2%		6.2%
Losses incurred but not reported		—	2.7	(0.6)	7.1	0.4	0.3	8.4	1.0	4.3	0.7	3.0		4.0
Other losses excluding catastrophe losses		39.6	36.5	39.2	34.4	36.7	31.6	33.6	37.9	32.6	38.4	34.1		34.2
Catastrophe losses		3.4	8.1	7.4	4.4	3.7	16.4	3.3	7.7	9.9	6.3	7.8		6.9
Total loss ratio		51.1%	53.8%	55.1%	51.9%	47.3%	56.0%	49.9%	54.4%	53.0%	53.3%	51.1%		51.3%
Personal Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1 million - $5 million		6.0	4.8	1.0	1.2	3.5	—	1.9	2.9	1.0	4.0	1.8		1.7
Large loss prior accident year reserve development		1.0	0.6	(0.2)	(1.2)	(1.1)	(0.7)	0.5	0.2	(0.1)	0.4	(0.4)		(0.6)
Total large loss ratio		7.0%	5.4%	0.8%	—%	2.4%	(0.7)%	2.4%	3.1%	0.9%	4.4%	1.4%		1.1%
Losses incurred but not reported		(5.3)	(4.0)	3.3	3.5	(3.2)	8.1	3.8	(0.4)	6.0	(2.1)	2.9		3.0
Other losses excluding catastrophe losses		52.1	53.7	47.9	50.2	57.7	48.9	47.1	50.9	47.9	51.3	51.2		51.0
Catastrophe losses		10.8	15.2	15.5	13.3	8.2	12.2	2.9	15.3	7.6	13.8	7.8		9.2
Total loss ratio		64.6%	70.3%	67.5%	67.0%	65.1%	68.5%	56.2%	68.9%	62.4%	67.4%	63.3%		64.3%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1 million - $5 million		—	—	—	(0.1)	4.4	2.2	—	—	1.1	—	2.3		1.7
Large loss prior accident year reserve development		(0.3)	2.3	(0.3)	(0.1)	(2.0)	1.7	(0.4)	1.1	0.7	0.6	(0.3)		(0.3)
Total large loss ratio		(0.3)%	2.3%	(0.3)%	(0.2)%	2.4%	3.9%	(0.4)%	1.1%	1.8%	0.6%	2.0%		1.4%
Losses incurred but not reported		13.8	(20.2)	(1.6)	(0.6)	(2.9)	20.3	(5.4)	(11.3)	7.8	(2.4)	4.1		2.9
Other losses excluding catastrophe losses		15.3	37.0	17.0	12.6	21.8	12.7	20.8	27.4	16.6	23.1	18.4		16.8
Catastrophe losses		1.3	1.2	0.8	2.4	0.1	3.1	0.1	1.0	1.7	1.1	1.1		1.5
Total loss ratio		30.1%	20.3%	15.9%	14.2%	21.4%	40.0%	15.1%	18.2%	27.9%	22.4%	25.6%		22.6%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF Third-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year reported losses greater than $5 million		1	—	5	—	1	3	—	5	3	6	4		3
Current accident year reported losses $1 million - $5 million		43	31	22	38	29	15	27	55	46	100	76		113
Prior accident year reported losses on large losses		12	15	14	8	2	17	10	30	27	42	26		36
Non-Catastrophe reported losses on large losses total		56	46	41	46	32	35	37	90	76	148	106		152
Commercial Lines
Current accident year reported losses greater than $5 million		1	—	5	—	1	3	—	5	3	6	4		3
Current accident year reported losses $1 million - $5 million		34	20	20	36	21	14	23	42	41	77	62		97
Prior accident year reported losses on large losses		10	12	13	8	1	15	8	26	23	35	23		33
Non-Catastrophe reported losses on large losses total		45	32	38	44	23	32	31	73	67	118	89		133
Personal Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1 million - $5 million		9	11	2	2	6	—	4	13	4	23	11		13
Prior accident year reported losses on large losses		2	2	—	—	—	1	2	2	3	5	2		2
Non-Catastrophe reported losses on large losses total		11	13	2	2	6	1	6	15	7	28	13		15
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1 million - $5 million		—	—	—	—	2	1	—	—	1	—	3		3
Prior accident year reported losses on large losses		—	1	1	—	1	1	—	2	1	2	1		1
Non-Catastrophe reported losses on large losses total		—	1	1	—	3	2	—	2	2	2	4		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Nine Months Ended September 30, 2017
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2017	2016
										Total	Total

OH	$119.5	$110.2	$68.5	$—	$29.0	$102.9	$84.1	$26.6	$11.9	$552.7	$546.1	1.9	0.1	2.7	1.2
IL	51.3	44.2	25.1	36.3	10.1	22.4	22.0	6.0	11.6	229.0	232.0	(1.1)	(5.5)	18.6	(1.3)
GA	34.4	36.6	25.0	11.5	9.7	40.3	37.5	9.1	12.1	216.2	198.4	6.8	9.8	25.0	8.9
IN	43.2	43.6	24.8	20.8	9.7	25.5	26.4	5.9	8.9	208.8	212.9	(1.8)	(4.1)	9.0	(2.0)
NC	39.5	44.6	19.7	13.7	9.7	28.6	25.1	6.8	7.5	195.2	184.5	6.1	3.8	18.7	5.8
PA	50.2	37.3	31.3	32.5	8.4	10.8	8.9	3.4	8.0	190.8	189.8	(0.5)	3.2	14.6	0.5
MI	35.6	31.7	19.5	11.7	8.6	45.1	27.2	4.5	5.3	189.2	187.7	(1.3)	4.4	(7.1)	0.8
TN	32.9	35.3	18.5	8.3	8.3	15.4	18.8	4.6	4.6	146.7	142.1	3.7	1.0	12.0	3.2
KY	21.4	28.8	16.9	2.8	5.1	23.8	22.1	5.1	4.5	130.5	125.9	3.7	3.7	7.4	3.8
AL	21.3	26.0	10.8	0.7	5.7	19.6	27.2	5.6	6.8	123.7	116.5	6.5	5.3	11.4	6.3
VA	26.6	24.1	18.5	13.5	7.5	10.5	8.9	3.0	3.9	116.5	115.1	0.4	4.0	8.0	1.3
TX	38.7	22.0	25.4	1.1	4.0	0.7	1.2	0.5	15.5	109.1	105.5	(0.8)	nm	13.2	3.2
MO	25.6	27.9	13.7	11.1	4.3	7.7	9.6	2.1	6.7	108.7	101.4	3.9	22.8	11.7	7.3
MN	22.3	18.8	8.8	6.9	3.9	15.9	16.0	4.3	6.0	102.9	106.4	(9.2)	4.8	19.3	(3.3)
WI	23.4	20.7	11.5	20.6	4.6	7.5	7.5	2.9	3.5	102.2	105.7	(4.7)	0.5	11.1	(3.4)
NY	29.3	15.2	10.5	3.5	3.5	8.9	11.9	4.3	2.6	89.7	72.1	9.8	83.8	36.1	24.5
MD	16.5	10.6	13.2	8.5	3.1	10.4	8.1	2.2	2.1	74.7	71.4	(2.3)	26.7	11.9	4.7
AR	9.3	17.8	10.4	1.8	3.0	8.8	9.2	2.3	3.0	65.6	61.8	4.0	7.6	29.2	6.0
FL	24.9	12.0	9.5	1.2	2.6	3.7	1.9	0.7	8.6	65.1	54.8	15.1	20.3	43.0	18.6
IA	13.4	15.9	6.5	11.6	4.7	4.0	4.4	1.2	1.5	63.2	61.1	4.7	(0.5)	(4.6)	3.6
AZ	15.7	9.0	11.6	4.6	2.3	5.8	4.6	1.8	2.5	57.9	52.1	8.3	23.0	5.3	11.0
SC	11.3	10.3	7.3	2.6	2.6	9.8	7.5	1.6	3.4	56.4	51.7	3.9	15.7	34.9	9.1
UT	15.7	8.0	10.1	0.7	2.4	7.1	3.9	1.0	3.0	51.9	49.9	2.6	5.4	16.3	4.0
CO	15.8	8.7	11.2	0.9	1.9	0.4	0.9	0.2	6.2	46.2	39.2	15.6	325.3	12.3	17.9
KS	9.5	12.5	5.7	4.5	2.3	3.5	5.4	1.0	1.5	45.9	44.1	5.8	(0.4)	3.3	4.3
OR	12.2	7.2	9.0	0.1	1.8	4.4	1.9	0.6	4.4	41.6	35.6	14.4	32.7	9.6	16.6
MT	14.8	9.8	8.4	0.1	1.6	2.2	2.3	0.5	1.2	40.9	39.0	4.6	2.0	53.3	5.2
ID	10.6	7.4	6.3	0.4	1.5	3.0	2.0	0.6	1.4	33.2	32.4	2.4	3.9	10.4	3.0
NE	7.8	9.0	5.0	6.1	1.9	0.7	0.9	0.2	1.8	33.4	33.8	(2.8)	4.8	17.5	(1.5)
CT	3.9	3.6	2.0	1.9	0.6	6.8	5.8	2.1	1.2	27.9	19.0	8.2	115.3	10.6	46.9
WV	6.9	7.3	5.9	0.9	1.0	—	0.3	0.1	2.3	24.7	24.1	3.4	(13.8)	(1.0)	2.6
WA	7.9	4.5	5.5	—	1.2	—	—	—	1.8	20.9	17.5	19.8	nm	13.9	20.0
VT	3.8	4.7	2.6	4.3	1.4	1.3	1.4	0.4	1.1	21.0	19.8	4.8	7.6	30.2	6.3
NM	7.1	4.3	5.5	0.5	1.2	—	—	—	1.2	19.8	17.5	10.9	(34.1)	75.6	13.5
CA	0.6	0.3	0.7	1.2	0.2	2.6	7.4	1.9	0.5	15.4	3.9	(7.7)	nm	232.2	296.7
ND	5.3	3.6	3.0	—	0.7	0.6	0.7	0.2	0.6	14.7	15.5	(8.4)	0.9	134.6	(5.3)
NH	3.3	2.8	1.6	2.0	0.7	1.4	1.5	0.4	0.8	14.5	13.9	2.7	(0.2)	54.1	4.0
DE	4.0	2.4	2.4	1.6	0.8	—	—	—	0.5	11.7	12.8	(9.4)	2.4	3.4	(8.9)
SD	2.4	3.0	1.8	1.7	0.9	—	—	—	0.6	10.4	10.1	2.4	2.6	12.2	2.9
WY	2.0	1.9	1.1	—	0.3	—	—	—	0.6	5.9	5.7	5.2	3.4	4.5	5.1
NJ	0.6	0.3	0.4	1.4	0.3	0.7	1.2	0.6	0.2	5.7	3.9	0.4	232.2	9.7	44.3
All Other	2.6	1.9	2.2	2.4	1.5	0.1	0.2	—	1.9	12.8	10.7	15.2	139.5	25.6	17.7
Total	$843.1	$745.8	$497.4	$256.0	$174.6	$462.9	$425.9	$114.3	$173.3	$3,693.3	$3,543.4	3.3	7.4	18.7	5.0
Other Direct	—	2.0	2.8	5.0	—	8.1	0.1	0.3	—	18.3	17.9	0.1	63.2	—	2.3
Total Direct	$843.1	$747.8	$500.2	$261.0	$174.6	$471.0	$426.0	$114.6	$173.3	$3,711.6	$3,561.3	2.3	7.5	15.1	4.2
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Third-Quarter 2017 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Commercial casualty:
Written premiums		$257	$280	$297	$239	$259	$278	$285	$577	$563	$834	$822		$1,061
Year over year change %- written premium		(1)%	1%	4%	—%	5%	1%	7%	2%	4%	1%	4%		4%
Earned premiums		$268	$271	$265	$265	$265	$263	$257	$536	$520	$804	$785		$1,050
Current accident year before catastrophe losses		63.1%	60.1%	60.7%	61.1%	57.4%	58.7%	60.2%	60.4%	59.5%	61.3%	58.8%		59.4%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		0.1	(2.5)	5.6	3.7	(2.6)	(7.5)	(1.2)	1.5	(4.4)	1.0	(3.8)		(1.9)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		63.2%	57.6%	66.3%	64.8%	54.8%	51.2%	59.0%	61.9%	55.1%	62.3%	55.0%		57.5%
Commercial property:
Written premiums		$230	$233	$239	$208	$224	$223	$225	$472	$448	$702	$672		$880
Year over year change %- written premium		3%	4%	6%	2%	3%	2%	9%	5%	6%	4%	5%		4%
Earned premiums		$225	$226	$223	$221	$217	$215	$214	$449	$429	$674	$646		$867
Current accident year before catastrophe losses		48.6%	49.7%	50.2%	51.3%	47.7%	36.3%	51.4%	50.0%	43.8%	49.4%	45.2%		46.6%
Current accident year catastrophe losses		14.5	29.1	29.3	17.4	11.5	57.6	13.6	29.2	35.7	24.3	27.5		25.0
Prior accident years before catastrophe losses		(1.1)	(1.2)	(0.7)	(0.6)	(2.7)	(5.4)	(1.7)	(1.0)	(3.6)	(1.0)	(3.3)		(2.6)
Prior accident years catastrophe losses		(1.9)	(0.8)	(3.8)	(1.3)	1.6	(1.0)	(2.2)	(2.3)	(1.6)	(2.1)	(0.5)		(0.7)
Total loss and loss expense ratio		60.1%	76.8%	75.0%	66.8%	58.1%	87.5%	61.1%	75.9%	74.3%	70.6%	68.9%		68.3%
Commercial auto:
Written premiums		$157	$167	$174	$146	$151	$156	$158	$341	$314	$498	$465		$611
Year over year change %- written premium		4%	7%	10%	4%	10%	5%	6%	9%	5%	7%	7%		6%
Earned premiums		$159	$158	$155	$152	$151	$147	$144	$313	$291	$472	$442		$594
Current accident year before catastrophe losses		80.2%	76.4%	80.7%	76.6%	76.9%	76.3%	77.5%	78.6%	76.9%	79.1%	76.9%		76.8%
Current accident year catastrophe losses		0.7	1.7	1.2	—	0.8	2.2	0.6	1.4	1.4	1.2	1.2		0.9
Prior accident years before catastrophe losses		5.1	6.0	6.7	3.7	2.8	9.1	5.7	6.3	7.4	5.9	5.9		5.3
Prior accident years catastrophe losses		—	—	(0.2)	—	—	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)		—
Total loss and loss expense ratio		86.0%	84.1%	88.4%	80.3%	80.5%	87.6%	83.7%	86.2%	85.6%	86.1%	83.9%		83.0%
Workers' compensation:
Written premiums		$75	$79	$99	$78	$83	$86	$105	$178	$191	$253	$274		$352
Year over year change %- written premium		(10)%	(8)%	(6)%	(4)%	—%	(3)%	1%	(7)%	(1)%	(8)%	(1)%		(1)%
Earned premiums		$84	$86	$84	$86	$90	$89	$89	$170	$178	$254	$268		$354
Current accident year before catastrophe losses		71.6%	68.9%	69.8%	68.4%	72.5%	70.9%	73.3%	69.3%	72.2%	70.1%	72.2%		71.3%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(16.6)	(14.3)	(21.6)	(19.4)	(18.1)	(25.5)	(14.5)	(17.9)	(20.1)	(17.5)	(19.4)		(19.4)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		55.0%	54.6%	48.2%	49.0%	54.4%	45.4%	58.8%	51.4%	52.1%	52.6%	52.8%		51.9%
Other commercial:
Written premiums		$59	$54	$56	$50	$60	$54	$54	$110	$108	$169	$168		$218
Year over year change %- written premium		(2)%	—%	4%	—%	—%	(2)%	(7)%	2%	(4)%	1%	(3)%		(2)%
Earned premiums		$56	$55	$54	$55	$56	$57	$56	$109	$113	$165	$169		$224
Current accident year before catastrophe losses		25.5%	35.3%	40.2%	41.8%	41.5%	37.8%	46.3%	37.7%	42.1%	33.6%	41.9%		41.9%
Current accident year catastrophe losses		—	1.8	1.9	2.1	1.6	3.8	0.6	1.8	2.2	1.2	2.0		2.0
Prior accident years before catastrophe losses		0.6	(20.0)	(14.8)	(8.6)	(19.1)	(28.2)	(22.9)	(17.4)	(25.5)	(11.3)	(23.4)		(19.8)
Prior accident years catastrophe losses		0.3	0.1	(0.5)	—	0.2	1.3	0.2	(0.2)	0.7	—	0.5		0.4
Total loss and loss expense ratio		26.4%	17.2%	26.8%	35.3%	24.2%	14.7%	24.2%	21.9%	19.5%	23.5%	21.0%		24.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2017 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Personal auto:
Written premiums		$165	$165	$132	$132	$154	$154	$123	$297	$277	$462	$431		$563
Year over year change %- written premium		7%	7%	7%	7%	7%	8%	8%	7%	8%	7%	8%		7%
Earned premiums		$148	$144	$141	$140	$137	$135	$131	$285	$266	$433	$403		$543
Current accident year before catastrophe losses		79.8%	78.1%	82.4%	79.0%	79.6%	79.5%	79.1%	80.2%	79.3%	80.1%	79.4%		79.3%
Current accident year catastrophe losses		1.6	2.4	2.4	0.1	1.1	1.9	1.0	2.4	1.4	2.1	1.3		1.0
Prior accident years before catastrophe losses		1.1	(0.3)	(1.1)	2.2	6.8	10.6	(6.3)	(0.7)	2.3	(0.1)	3.8		3.4
Prior accident years catastrophe losses		(0.1)	(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	(0.3)	(0.1)	(0.2)	(0.1)	(0.2)		(0.2)
Total loss and loss expense ratio		82.4%	80.1%	83.5%	81.2%	87.3%	91.9%	73.5%	81.8%	82.8%	82.0%	84.3%		83.5%
Homeowner:
Written premiums		$150	$150	$110	$119	$138	$140	$103	$260	$243	$410	$381		$500
Year over year change %- written premium		9%	7%	7%	6%	5%	6%	5%	7%	6%	8%	5%		5%
Earned premiums		$131	$128	$125	$124	$122	$121	$119	$253	$240	$384	$362		$486
Current accident year before catastrophe losses		46.7%	48.4%	48.4%	47.0%	46.8%	49.1%	51.5%	48.5%	50.3%	47.8%	49.1%		48.6%
Current accident year catastrophe losses		24.5	34.1	33.1	31.7	19.5	25.4	6.4	33.6	16.0	30.5	17.1		20.9
Prior accident years before catastrophe losses		(0.2)	(1.9)	(2.6)	1.1	0.5	(0.8)	(5.2)	(2.3)	(3.0)	(1.5)	(1.8)		(1.1)
Prior accident years catastrophe losses		(1.4)	(0.5)	(0.5)	(0.7)	(0.9)	0.8	(1.6)	(0.5)	(0.4)	(0.8)	(0.5)		(0.6)
Total loss and loss expense ratio		69.6%	80.1%	78.4%	79.1%	65.9%	74.5%	51.1%	79.3%	62.9%	76.0%	63.9%		67.8%
Other personal:
Written premiums		$40	$42	$31	$32	$37	$36	$30	$73	$66	$113	$103		$135
Year over year change %- written premium		8%	12%	3%	3%	3%	3%	3%	11%	3%	10%	3%		4%
Earned premiums		$35	$35	$34	$32	$34	$32	$33	$69	$65	$104	$99		$132
Current accident year before catastrophe losses		46.7%	68.3%	45.6%	48.2%	60.2%	42.0%	44.2%	57.1%	43.1%	53.5%	48.9%		48.7%
Current accident year catastrophe losses		6.2	4.5	9.3	5.5	2.6	4.7	5.8	6.9	5.2	6.7	4.4		4.7
Prior accident years before catastrophe losses		2.4	(0.1)	(11.2)	(9.4)	(11.5)	(13.5)	(4.6)	(5.6)	(9.0)	(2.9)	(9.9)		(9.8)
Prior accident years catastrophe losses		—	(0.9)	(0.7)	(0.4)	(0.4)	—	0.3	(0.8)	0.1	(0.5)	(0.1)		(0.2)
Total loss and loss expense ratio		55.3%	71.8%	43.0%	43.9%	50.9%	33.2%	45.7%	57.6%	57.2%	56.8%	43.3%		43.4%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Excess & Surplus:
Written premiums		$51	$61	$53	$45	$48	$51	$45	$114	$96	$165	$144		$189
Year over year change %- written premium		6%	20%	18%	2%	12%	11%	7%	19%	9%	15%	10%		9%
Earned premiums		$53	$52	$48	$47	$48	$45	$43	$100	$88	$153	$136		$183
Current accident year before catastrophe losses		49.1%	54.2%	55.5%	41.4%	57.2%	56.7%	63.1%	54.8%	59.8%	52.8%	58.9%		54.4%
Current accident year catastrophe losses		1.7	0.9	1.2	2.6	0.2	3.2	0.3	1.1	1.9	1.3	1.3		1.6
Prior accident years before catastrophe losses		(4.7)	(17.0)	(27.4)	(14.7)	(25.5)	(1.9)	(31.5)	(22.0)	(16.4)	(15.9)	(19.6)		(18.3)
Prior accident years catastrophe losses		(0.3)	0.4	(0.4)	—	—	—	(0.2)	—	(0.1)	(0.1)	(0.1)		(0.1)
Total loss and loss expense ratio		45.8%	38.5%	28.9%	29.3%	31.9%	58.0%	31.7%	33.9%	45.2%	38.1%	40.5%		37.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2017
Commercial casualty	$280	$124	$404	$28	$33	$32	$93	$308	$33	$156	$497
Commercial property	433	39	472	17	(18)	3	2	450	(18)	42	474
Commercial auto	278	52	330	24	36	17	77	302	36	69	407
Workers' compensation	123	26	149	17	(27)	—	(10)	140	(27)	26	139
Other commercial	34	14	48	—	(4)	(14)	(18)	34	(4)	—	30
Total commercial lines	1,148	255	1,403	86	20	38	144	1,234	20	293	1,547

Personal auto	274	52	326	9	19	2	30	283	19	54	356
Homeowners	279	25	304	10	(25)	3	(12)	289	(25)	28	292
Other personal	46	4	50	14	(5)	—	9	60	(5)	4	59
Total personal lines	599	81	680	33	(11)	5	27	632	(11)	86	707

Excess & surplus lines	36	18	55	12	(4)	7	15	48	(4)	25	69
Cincinnati Re	11	2	13	8	70	1	79	19	70	3	92
Total property casualty	$1,794	$356	$2,151	$139	$75	$51	$265	$1,933	$75	$407	$2,415

Ceded loss and loss expense incurred for the nine months ended September 30, 2017
Commercial casualty	$—	$—	$—	$(4)	$—	$—	$(4)	$(4)	$—	$—	$(4)
Commercial property	13	—	13	(16)	—	—	(16)	(3)	—	—	(3)
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	13	1	14	(6)	(1)	(1)	(8)	7	(1)	—	6
Other commercial	(6)	1	(5)	(3)	—	—	(3)	(9)	—	1	(8)
Total commercial lines	21	2	23	(29)	(1)	(1)	(31)	(8)	(1)	1	(8)

Personal auto	2	—	2	—	—	—	—	2	—	—	2
Homeowners	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	(1)	—	—	(1)	1	—	—	1

Excess & surplus lines	7	1	8	3	—	—	3	10	—	1	11
Cincinnati Re	3	1	4	3	6	1	10	6	6	2	14
Total property casualty	$33	$4	$37	$(24)	$5	$—	$(19)	$9	$5	$4	$18

Net loss and loss expense incurred for the nine months ended September 30, 2017
Commercial casualty	$280	$124	$404	$32	$33	$32	$97	$312	$33	$156	$501
Commercial property	420	39	459	33	(18)	3	18	453	(18)	42	477
Commercial auto	277	52	329	24	36	17	77	301	36	69	406
Workers' compensation	110	25	135	23	(26)	1	(2)	133	(26)	26	133
Other commercial	40	13	53	3	(4)	(14)	(15)	43	(4)	(1)	38
Total commercial lines	1,127	253	1,380	115	21	39	175	1,242	21	292	1,555

Personal auto	272	52	324	9	19	2	30	281	19	54	354
Homeowners	279	25	304	11	(25)	3	(11)	290	(25)	28	293
Other personal	46	4	50	14	(5)	—	9	60	(5)	4	59
Total personal lines	597	81	678	34	(11)	5	28	631	(11)	86	706

Excess & surplus lines	29	17	47	9	(4)	7	12	38	(4)	24	58
Cincinnati Re	8	1	9	5	64	—	69	13	64	1	78
Total property casualty	$1,761	$352	$2,114	$163	$70	$51	$284	$1,924	$70	$403	$2,397

CINF Third-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2017
Commercial casualty	$103	$42	$145	$(2)	$17	$9	$24	$101	$17	$51	$169
Commercial property	137	13	150	(2)	(20)	3	(19)	135	(20)	16	131
Commercial auto	92	18	110	5	16	7	28	97	16	25	138
Workers' compensation	38	8	46	16	(15)	2	3	54	(15)	10	49
Other commercial	14	3	17	5	(2)	(8)	(5)	19	(2)	(5)	12
Total commercial lines	384	84	468	22	(4)	13	31	406	(4)	97	499

Personal auto	94	17	111	3	6	3	12	97	6	20	123
Homeowners	108	8	116	(2)	(23)	1	(24)	106	(23)	9	92
Other personal	17	2	19	3	(3)	—	—	20	(3)	2	19
Total personal lines	219	27	246	4	(20)	4	(12)	223	(20)	31	234

Excess & surplus lines	9	6	16	5	6	2	13	14	6	8	28
Cincinnati Re	5	1	6	3	52	—	55	8	52	1	61
Total property casualty	$617	$118	$736	$34	$34	$19	$87	$651	$34	$137	$822

Ceded loss and loss expense incurred for the three months ended September 30, 2017
Commercial casualty	$—	$—	$—	$(1)	$—	$—	$(1)	$(1)	$—	$—	$(1)
Commercial property	5	—	5	(8)	—	—	(8)	(3)	—	—	(3)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	1	4	—	—	—	—	3	—	1	4
Other commercial	—	—	—	(2)	—	—	(2)	(2)	—	—	(2)
Total commercial lines	8	1	9	(11)	—	—	(11)	(3)	—	1	(2)

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	—	—	—	—	—	—	—	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	—	—	—	—	1	—	—	1

Excess & surplus lines	—	—	—	4	—	—	4	4	—	—	4
Cincinnati Re	1	—	1	1	2	—	3	2	2	—	4
Total property casualty	$10	$1	$11	$(6)	$2	$—	$(4)	$4	$2	$1	$7

Net loss and loss expense incurred for the three months ended September 30, 2017
Commercial casualty	$103	$42	$145	$(1)	$17	$9	$25	$102	$17	$51	$170
Commercial property	132	13	145	6	(20)	3	(11)	138	(20)	16	134
Commercial auto	92	18	110	5	16	7	28	97	16	25	138
Workers' compensation	35	7	42	16	(15)	2	3	51	(15)	9	45
Other commercial	14	3	17	7	(2)	(8)	(3)	21	(2)	(5)	14
Total commercial lines	376	83	459	33	(4)	13	42	409	(4)	96	501

Personal auto	93	17	110	3	6	3	12	96	6	20	122
Homeowners	108	8	116	(2)	(23)	1	(24)	106	(23)	9	92
Other personal	17	2	19	3	(3)	—	—	20	(3)	2	19
Total personal lines	218	27	245	4	(20)	4	(12)	222	(20)	31	233

Excess & surplus lines	9	6	16	1	6	2	9	10	6	8	24
Cincinnati Re	4	1	5	2	50	—	52	6	50	1	57
Total property casualty	$607	$117	$725	$40	$32	$19	$91	$647	$32	$136	$815

CINF Third-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums		$1,064	$1,090	$1,057	$951	$1,036	$1,057	$1,028	$2,147	$2,085	$3,211	$3,121		$4,072
Agency new business written premiums		157	165	153	134	149	143	125	318	268	475	417		551
Cincinnati Re net written premiums		24	40	40	15	21	16	19	80	35	104	56		71
Other written premiums		(37)	(24)	(19)	(36)	(31)	(22)	(25)	(43)	(47)	(80)	(78)		(114)
Net written premiums – statutory*		$1,208	$1,271	$1,231	$1,064	$1,175	$1,194	$1,147	$2,502	$2,341	$3,710	$3,516		$4,580
Unearned premium change		(17)	(90)	(80)	75	(42)	(80)	(51)	(170)	(131)	(187)	(173)		(98)
Earned premiums		$1,191	$1,181	$1,151	$1,139	$1,133	$1,114	$1,096	$2,332	$2,210	$3,523	$3,343		$4,482
Year over year change %
Agency renewal written premiums		3%	3%	3%	3%	4%	4%	5%	3%	4%	3%	4%		4%
Agency new business written premiums		5	15	22	(4)	8	4	8	19	6	14	6		4
Cincinnati Re net written premiums		14	150	111	(55)	nm	nm	—	129	nm	86	nm		115
Other written premiums		(19)	(9)	24	16	21	(57)	24	9	—	(3)	9		12
Net written premiums – statutory*		3	6	7	1	7	5	8	7	6	6	6		5
Paid losses and loss expenses
Losses paid		$607	$587	$567	$540	$553	$522	$457	$1,154	$979	$1,761	$1,532		$2,072
Loss expenses paid		118	108	127	110	109	107	105	235	212	353	321		431
Loss and loss expenses paid		$725	$695	$694	$650	$662	$629	$562	$1,389	$1,191	$2,114	$1,853		$2,503
Incurred losses and loss expenses
Loss and loss expense incurred		$815	$794	$788	$751	$690	$759	$661	$1,582	$1,420	$2,397	$2,110		$2,861
Loss and loss expenses paid as a % of incurred		89.0%	87.5%	88.1%	86.6%	95.9%	82.9%	85.0%	87.8%	83.9%	88.2%	87.8%		87.5%
Statutory combined ratio
Loss ratio		57.0%	56.5%	56.3%	54.2%	50.5%	58.8%	50.2%	56.4%	54.5%	56.6%	53.2%		53.4%
Loss adjustment expense ratio		11.4	10.8	12.1	11.7	10.5	9.4	10.1	11.4	9.7	11.4	9.9		10.4
Net underwriting expense ratio		30.7	29.9	30.2	32.0	30.9	29.7	29.9	30.1	29.9	30.3	30.3		30.7
Statutory combined ratio		99.1%	97.2%	98.6%	97.9%	91.9%	97.9%	90.2%	97.9%	94.1%	98.3%	93.4%		94.5%
Contribution from catastrophe losses		9.1	9.8	9.2	7.1	4.9	14.8	3.1	9.5	9.0	9.3	7.6		7.5
Statutory combined ratio excl. catastrophe losses		90.0%	87.4%	89.4%	90.8%	87.0%	83.1%	87.1%	88.4%	85.1%	89.0%	85.8%		87.0%
GAAP combined ratio
GAAP combined ratio		99.3%	98.3%	99.7%	96.2%	92.4%	99.3%	91.4%	99.0%	95.4%	99.1%	94.4%		94.8%
Contribution from catastrophe losses		9.1	9.8	9.2	7.1	4.9	14.8	3.1	9.5	9.0	9.3	7.6		7.5
GAAP combined ratio excl. catastrophe losses		90.2%	88.5%	90.5%	89.1%	87.5%	84.5%	88.3%	89.5%	86.4%	89.8%	86.8%		87.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums		$707	$729	$772	$658	$698	$718	$758	$1,501	$1,476	$2,208	$2,174		$2,832
Agency new business written premiums		99	99	103	91	101	93	87	202	180	301	281		372
Other written premiums		(28)	(15)	(10)	(28)	(22)	(14)	(18)	(25)	(32)	(53)	(54)		(82)
Net written premiums – statutory*		$778	$813	$865	$721	$777	$797	$827	$1,678	$1,624	$2,456	$2,401		$3,122
Unearned premium change		14	(17)	(84)	58	2	(26)	(67)	(101)	(93)	(87)	(91)		(33)
Earned premiums		$792	$796	$781	$779	$779	$771	$760	$1,577	$1,531	$2,369	$2,310		$3,089
Year over year change %
Agency renewal written premiums		1%	2%	2%	1%	3%	3%	4%	2%	3%	2%	3%		3%
Agency new business written premiums		(2)	6	18	(6)	5	—	10	12	5	7	5		2
Other written premiums		(27)	(7)	44	18	29	(180)	31	22	(3)	2	13		15
Net written premiums – statutory*		—	2	5	1	5	1	6	3	3	2	4		3
Paid losses and loss expenses
Losses paid		$376	$370	$381	$344	$373	$342	$300	$751	$642	$1,127	$1,015		$1,359
Loss expenses paid		84	79	91	81	80	78	76	170	154	254	234		316
Loss and loss expenses paid		$460	$449	$472	$425	$453	$420	$376	$921	$796	$1,381	$1,249		$1,675
Incurred losses and loss expenses
Loss and loss expense incurred		$501	$519	$535	$503	$456	$500	$469	$1,054	$969	$1,555	$1,425		$1,928
Loss and loss expenses paid as a % of incurred		91.8%	86.5%	88.2%	84.5%	99.3%	84.0%	80.2%	87.4%	82.1%	88.8%	87.6%		86.9%
Statutory combined ratio
Loss ratio		51.1%	53.8%	55.0%	51.9%	47.3%	56.0%	49.9%	54.5%	53.0%	53.4%	51.1%		51.3%
Loss adjustment expense ratio		12.2	11.4	13.5	12.7	11.2	8.9	11.8	12.4	10.3	12.3	10.6		11.1
Net underwriting expense ratio		32.5	31.2	29.7	33.0	32.6	30.9	29.7	30.4	30.3	31.0	31.0		31.5
Statutory combined ratio		95.8%	96.4%	98.2%	97.6%	91.1%	95.8%	91.4%	97.3%	93.6%	96.7%	92.7%		93.9%
Contribution from catastrophe losses		3.8	8.5	7.6	4.7	3.9	16.6	3.4	8.1	10.0	6.6	8.0		7.1
Statutory combined ratio excl. catastrophe losses		92.0%	87.9%	90.6%	92.9%	87.2%	79.2%	88.0%	89.2%	83.6%	90.1%	84.7%		86.8%
GAAP combined ratio
GAAP combined ratio		95.2%	97.1%	100.4%	95.7%	90.8%	96.8%	93.6%	98.8%	95.2%	97.6%	93.7%		94.2%
Contribution from catastrophe losses		3.8	8.5	7.6	4.7	3.9	16.6	3.4	8.1	10.0	6.6	8.0		7.1
GAAP combined ratio excl. catastrophe losses		91.4%	88.6%	92.8%	91.0%	86.9%	80.2%	90.2%	90.7%	85.2%	91.0%	85.7%		87.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums		$318	$318	$245	$258	$303	$302	$236	$563	$538	$881	$841		$1,099
Agency new business written premiums		43	45	34	31	32	34	25	79	59	122	91		122
Other written premiums		(6)	(6)	(6)	(6)	(6)	(6)	(5)	(12)	(11)	(18)	(17)		(23)
Net written premiums – statutory*		$355	$357	$273	$283	$329	$330	$256	$630	$586	$985	$915		$1,198
Unearned premium change		(41)	(50)	27	14	(36)	(42)	27	(23)	(15)	(64)	(51)		(37)
Earned premiums		$314	$307	$300	$297	$293	$288	$283	$607	$571	$921	$864		$1,161
Year over year change %
Agency renewal written premiums		5%	5%	4%	5%	5%	6%	6%	5%	6%	5%	6%		6%
Agency new business written premiums		34	32	36	15	7	13	4	34	9	34	8		10
Other written premiums		—	—	(20)	—	—	—	17	(9)	8	(6)	6		4
Net written premiums – statutory*		8	8	7	6	5	7	6	8	7	8	6		6
Paid losses and loss expenses
Losses paid		$218	$205	$174	$186	$173	$168	$151	$379	$319	$597	$492		$678
Loss expenses paid		27	24	30	23	24	23	24	54	47	81	71		93
Loss and loss expenses paid		$245	$229	$204	$209	$197	$191	$175	$433	$366	$678	$563		$771
Incurred losses and loss expenses
Loss and loss expense incurred		$233	$242	$231	$226	$217	$224	$173	$473	$397	$706	$614		$840
Loss and loss expenses paid as a % of incurred		105.2%	94.6%	88.3%	92.5%	90.8%	85.3%	101.2%	91.5%	92.2%	96.0%	91.7%		91.8%
Statutory combined ratio
Loss ratio		64.5%	70.3%	67.5%	67.0%	65.1%	68.5%	56.2%	68.9%	62.4%	67.4%	63.3%		64.3%
Loss adjustment expense ratio		9.5	8.8	9.3	9.1	9.1	9.5	4.7	9.1	7.1	9.2	7.8		8.1
Net underwriting expense ratio		26.9	26.7	31.2	29.2	27.1	27.2	31.1	28.6	28.9	28.0	28.2		28.4
Statutory combined ratio		100.9%	105.8%	108.0%	105.3%	101.3%	105.2%	92.0%	106.6%	98.4%	104.6%	99.3%		100.8%
Contribution from catastrophe losses		11.1	15.4	15.6	13.6	8.4	12.4	3.0	15.5	7.7	14.0	8.0		9.4
Statutory combined ratio excl. catastrophe losses		89.8%	90.4%	92.4%	91.7%	92.9%	92.8%	89.0%	91.1%	90.7%	90.6%	91.3%		91.4%
GAAP combined ratio
GAAP combined ratio		103.1%	108.4%	105.5%	104.4%	103.4%	107.5%	90.1%	107.0%	98.9%	105.6%	100.4%		101.4%
Contribution from catastrophe losses		11.1	15.4	15.6	13.6	8.4	12.4	3.0	15.5	7.7	14.0	8.0		9.4
GAAP combined ratio excl. catastrophe losses		92.0%	93.0%	89.9%	90.8%	95.0%	95.1%	87.1%	91.5%	91.2%	91.6%	92.4%		92.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums		$39	$43	$40	$35	$35	$37	$34	$83	$71	$122	$106		$141
Agency new business written premiums		15	21	16	12	16	16	13	37	29	52	45		57
Other written premiums		(3)	(3)	(3)	(2)	(3)	(2)	(2)	(6)	(4)	(9)	(7)		(9)
Net written premiums – statutory*		$51	$61	$53	$45	$48	$51	$45	$114	$96	$165	$144		$189
Unearned premium change		2	(9)	(5)	2	—	(6)	(2)	(14)	(8)	(12)	(8)		(6)
Earned premiums		$53	$52	$48	$47	$48	$45	$43	$100	$88	$153	$136		$183
Year over year change %
Agency renewal written premiums		11%	16%	18%	13%	6%	9%	13%	17%	11%	15%	9%		10%
Agency new business written premiums		(6)	31	23	(25)	33	7	0	28	4	16	13		2
Other written premiums		—	(50)	(50)	33	(50)	33	(100)	(50)	0	(29)	(17)		—
Net written premiums – statutory*		6	20	18	2	12	11	7	19	9	15	10		9
Paid losses and loss expenses
Losses paid		$8	$11	$10	$9	$7	$12	$6	$21	$18	$29	$25		$34
Loss expenses paid		6	5	6	5	6	5	5	11	10	17	16		21
Loss and loss expenses paid		$14	$16	$16	$14	$13	$17	$11	$32	$28	$46	$41		$55
Incurred losses and loss expenses
Loss and loss expense incurred		$24	$20	$14	$13	$15	$27	$13	$34	$40	$58	$55		$68
Loss and loss expenses paid as a % of incurred		58.3%	80.0%	114.3%	107.7%	86.7%	63.0%	84.6%	94.1%	70.0%	79.3%	74.5%		80.9%
Statutory combined ratio
Loss ratio		30.1%	20.3%	15.8%	14.2%	21.4%	40.0%	15.1%	18.2%	27.9%	22.4%	25.6%		22.6%
Loss adjustment expense ratio		15.7	18.2	13.1	15.1	10.5	18.0	16.6	15.7	17.3	15.7	14.9		15.0
Net underwriting expense ratio		31.6	28.6	32.8	30.9	30.8	29.9	30.3	30.6	30.1	30.9	30.4		30.5
Statutory combined ratio		77.4%	67.1%	61.7%	60.2%	62.7%	87.9%	62.0%	64.5%	75.3%	69.0%	70.9%		68.1%
Contribution from catastrophe losses		1.4	1.3	0.8	2.6	0.2	3.2	0.2	1.1	1.8	1.2	1.2		1.5
Statutory combined ratio excl. catastrophe losses		76.0%	65.8%	60.9%	57.6%	62.5%	84.7%	61.8%	63.4%	73.5%	67.8%	69.7%		66.6%
GAAP combined ratio
GAAP combined ratio		74.8%	66.2%	62.3%	58.7%	61.3%	87.4%	61.1%	64.3%	74.6%	68.0%	69.9%		67.0%
Contribution from catastrophe losses		1.4	1.3	0.8	2.6	0.2	3.2	0.2	1.1	1.8	1.2	1.2		1.5
GAAP combined ratio excl. catastrophe losses		73.4%	64.9%	61.5%	56.1%	61.1%	84.2%	60.9%	63.2%	72.8%	66.8%	68.7%		65.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2017 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2017	2016	Change	% Change	2017	2016	Change	% Change
Net premiums written	$67	$66	$1	2	$201	$206	$(5)	(2)
Net investment income	40	40	—	—	122	119	3	3
Amortization of interest maintenance reserve	2	2	—	—	4	4	—	—
Commissions and expense allowances on reinsurance ceded	1	1	—	—	4	4	—	—
Income from fees associated with separate accounts	1	1	—	—	4	4	—	—
Total revenues	$111	$110	$1	1	$335	$337	$(2)	(1)

Death benefits and matured endowments	$25	$28	$(3)	(11)	$75	$81	$(6)	(7)
Annuity benefits	20	15	5	33	59	49	10	20
Disability benefits and benefits under accident and health contracts	1	1	—	—	2	2	—	—
Surrender benefits and group conversions	4	5	(1)	(20)	15	14	1	7
Interest and adjustments on deposit-type contract funds	2	2	—	—	6	6	—	—
Increase in aggregate reserves for life and accident and health contracts	28	43	(15)	(35)	103	136	(33)	(24)
Total benefit expenses	$80	$94	$(14)	(15)	$260	$288	$(28)	(10)

Commissions	$11	$11	$—	—	$33	$31	$2	6
General insurance expenses and taxes	12	11	1	9	35	33	2	6
Increase in loading on deferred and uncollected premiums	1	(1)	2	nm	(1)	(4)	3	75
Net transfers from separate accounts	—	(2)	2	nm	(2)	(6)	4	67
Total underwriting expenses	$24	$19	$5	26	$65	$54	$11	20

Federal and foreign income tax benefit	(1)	—	(1)	nm	(2)	(2)	—	—

Net gain (loss) from operations before realized capital gains	$8	$(3)	$11	nm	$12	$(3)	$15	nm

Realized gains and losses net of capital gains tax, net	(1)	3	(4)	nm	(4)	5	(9)	nm

Net income (statutory)	$7	$—	$7	nm	$8	$2	$6	300
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2017 Supplemental Financial Data